EXHIBIT 10.27

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Loan Agreement

Kyeongho Lee (“Lender”) and GCT Research, Inc. (“Borrower”) are executing the loan agreement as follows.

Article 1 (Purpose)

The purpose of this agreement is to lend operating funds from Lender to Borrower in order to provide short term funds for operating expenditure of Borrower.

Article 2 (Contractor)

1.
Lender: Kyeongho Lee
2.
Borrower: GCT Research, Inc.

Article 3 (Loan conditions)

1.
Loan principal: KRW6,500,000,000
2.
Interest rate: 12.0% per annum, provided that interest payment shall not cause the Company to make interest payments to the Lender in the aggregate that exceeds $120,000 in any 12 month period.
3.
Loan date: January 24, 2025
4.
Maturity date: February 24, 2025
5.
Early repayment: Early repayment before the maturity date is possible at the option of Borrower

Article 4 (Loan execution)

1.
Upon the parties signing this loan agreement, Lender is required to transfer the loan principal amount of KRW6,500,000,000 to the Borrower account.
2.
Borrower bank account number: [***]

Article 5 (Repayment)

1.
Repayment of the loan must be made in Korean Won.
2.
Interest shall be paid on the 28th day of each month. However, in case of early repayment, the calculation is done daily.
3.
Repayment funds are covered in the order of accrued interest and principal.
4.
If Borrower falls under any of the following, the loan must be repaid immediately at the time the relevant event occurs before the maturity date.

① Insolvency

② Apply for bankruptcy

③ Bond preservation

④ Court management

Article 6 (Events of Late Payment)

If Borrower fails to pay timely any of the principal amount or any accrued interest due under this loan agreement on maturity date, Borrower shall pay penalty of 3.0% of principal per month calculated daily until principal and accrued interest has been paid.

Article 7 (Effectiveness of agreement)

This contract is effective from the date of signature and seal by both parties.

Article 8 (Resolution of Disputes)

Matters not specified in this agreement shall be subject to relevant laws and customs, and if a dispute arises in connection with this contract, the competent court shall be the court with jurisdiction over the location of Lender.

January 24, 2025

Lender: Kyeongho Lee

[***]

By:

/s/ Kyeongho Lee

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Name: Kyeongho Lee

Borrower: GCT Research, Inc.

Address: 11F., Specialty Construction Center, 15, Boramae-ro 5-gil, Dongjak Gu, Seoul 07071, Korea

By:

/s/ Jeongmin Kim

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Name: Jeongmin Kim

Title: President and Representative Director